UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

        Date of Report (Date of earliest event reported): July 22, 2009


                          PEOPLES BANCORPORATION, INC.


Incorporated under the      Commission File No. 000-20616       I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                      57-0951843

                              1818 East Main Street
                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure  of Directors or Certain Officers;  Election of  Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On July 22, 2009, the Registrant extended for an additional year the Employment Agreement, dated September 2, 2008, between the Registrant and William B. West, and The Peoples National Bank extended for an additional year the Employment Agreement, dated September 2, 2008, between the Bank and L. Andrew Westbrook, III. The Agreements are filed as exhibits to Registrant's Form 8-K filed September 4, 2008.






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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 PEOPLES BANCORPORATION, INC.
                                  (Registrant)



Date: July 27, 2009           By: /s/ Robert E. Dye, Jr.
                                    --------------------------------------------
                                    Robert E. Dye, Jr.
                                    Senior Vice President (Principal Financial
                                    and Principal Accounting Officer)